UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10083

MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

(Exact name of registrant as specified in charter)

452 Fifth Avenue, 26th Floor

New York, NY 10018

(Address of principal executive offices) (Zip code)

Linzie Steinbach

Man Investments

452 Fifth Avenue, 26th Floor

New York, NY 10018

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 649-6600

Date of fiscal year end: 3/31/2016

Date of reporting period: 6/30/2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

MAN FRM ALTERNATIVE MULTI-STRATEGY FUND LLC

Consolidated Schedule of Investments (Unaudited)

June 30, 2015

	First			% of	Notice
	Acquisition		Fair	Net	Period
Portfolio Funds *	Date	Cost	Value	Assets	(in Days)	Liquidity **

Event Driven/Relative Value
Anchorage Capital Partners Offshore, Ltd.	1/1/2012	$1,860,318	$6,531,640	2.60%	90	Annually
Archview Fund, L.P.	10/1/2012	4,712,818	6,861,546	2.73%	65	Quarterly
Aristeia Partners, L.P.	4/1/2008	537,502	10,684,828	4.25%	60	Quarterly
Beach Point Total Return Offshore Fund II, Ltd.	12/1/2013	10,000,000	10,311,151	4.10%	60	Quarterly
CQS Directional Opportunities Feeder Fund, Ltd.	2/1/2014	5,000,000	5,410,660	2.15%	181	Monthly
Double Black Diamond, Ltd.	1/1/2012	2,041,017	4,779,694	1.90%	60	Quarterly (2)
Drake Global Opportunities Fund, L.P. (1)	4/1/2009	-	15,344	0.01%	N/A	(3)
Farallon Capital Partners, L.P. (1)	11/1/2004	-	3,102,020	1.23%	N/A	(4)
Fore Multi-Strategy Offshore Fund, Ltd.	9/1/2012	10,000,000	10,390,646	4.14%	45	Quarterly
Garrison Special Opportunity Fund, L.P. (1)	7/1/2009	1,254,628	1,246,994	0.50%	N/A	(5)
Monarch Debt Recovery Fund, Ltd.	1/1/2012	5,872,169	9,891,335	3.94%	90	Annually
Moore Macro Managers Fund, Ltd.	4/1/2012	11,500,000	15,733,654	6.27%	60	Quarterly
Owl Creek Asia Fund, Ltd.	3/1/2014	6,000,000	6,943,844	2.76%	90	Monthly (6)
Strategic Value Restructuring Fund L.P. (1)	4/1/2009	754,858	115,860	0.05%	N/A	(4)
SVRF (Onshore) Holdings LLC (1)	4/1/2009	390,375	26,766	0.01%	N/A	(5)
Vicis Capital Fund (1)	4/1/2009	2,072,350	8,920	0.00%	N/A	(3)
Strategy Total		61,996,035	92,054,902	36.64%
Hedged Long/Short Equity
Scopia PX, LLC	9/1/2005	4,000,000	13,887,521	5.53%	60	Quarterly
Strategy Total		4,000,000	13,887,521	5.53%
Opportunistic Long/Short (Global)
AKO Partners L.P.	10/1/2005	-	11,477,025	4.57%	90	Quarterly
Childrens Investment Fund, LP	4/1/2013	6,500,000	10,246,347	4.08%	90	Annually
Egerton Capital Partners, L.P.	10/1/2009	6,750,000	12,553,542	5.00%	30	Monthly
Indus Asia Pacific Distribution Holding Company, Ltd.	7/1/2014	194,333	166,455	0.07%	N/A	(5)
Indus Japan Fund, L.P.	3/1/2004	1,000,000	7,271,317	2.89%	30	Quarterly
Indus Pacific Opportunities Fund, L.P.	7/1/2014	5,000,000	6,192,210	2.46%	45	Quarterly (a)
Rohatyn Group Global Opportunity Partners, L.P. (1)	4/1/2009	-	20,899	0.01%	N/A	(4)
Sirios Overseas Fund, Ltd.	3/1/2014	6,000,000	6,329,516	2.52%	60	Quarterly
Strategy Total		25,444,333	54,257,311	21.60%
Opportunistic (U.S. Only)
Swiftcurrent Offshore, Ltd.	1/1/2012	5,105,651	11,686,789	4.65%	60	Quarterly
Swiftcurrent Partners, L.P. (1)	10/1/2000	-	156,352	0.06%	N/A	(4)
Valinor Capital Partners Offshore, Ltd.	1/1/2012	5,108,310	17,110,240	6.81%	60	Quarterly
Valinor Capital Partners, L.P. (1)	7/1/2007	-	166,030	0.07%	N/A	(4)
Strategy Total		10,213,961	29,119,411	11.59%

Total Investments in Portfolio Funds		$101,654,329	$189,319,145	75.36%
Other Assets, less Liabilities			61,892,764	24.64%
Net Assets			$251,211,909	100.00%

The investments in Portfolio Funds shown above, representing 75.36% of Net Assets, have been fair valued in accordance with procedures established by the Board of Managers.

The registrant's investments on June 30, 2015 are summarized below based on the investment strategy of each specific Portfolio Fund.

Investment Strategy	% Total Investments in Portfolio Funds
Event Driven/Relative Value Funds	48.62%
Hedged Long/Short Equity Funds	7.34%
Opportunistic Long/Short (Global) Funds	28.66%
Opportunistic (U.S. Only) Funds	15.38%
100.00%

*	Non-income producing investments. The registrant's investments in Portfolio Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.
**	Available frequency of redemptions after initial lock-up period. Unless otherwise indicated, initial lock-up period has either expired prior to 6/30/2015 or the Portfolio Fund did not have an initial lock-up period. However, redemption restrictions may be imposed in the future.

(a)	First available redemption date is 9/30/2015.

(1)	Portfolio Fund is held by Excelsior Multi-Strategy 1099 Blocker Fund, LLC, which is wholly-owned by the registrant.
(2)	Redemptions from this Portolio Fund are limited to 25% of the registrant's interest per each redemption period not falling on the anniversary quarter. The registrant's interest can be fully redeemed on an annual basis (in the anniversary quarter of the initial investment).
(3)	Portfolio Fund is liquidating its assets and is in the process of returning capital to its partners. Due to the liquidation, the Portfolio Fund has suspended redemption rights.
(4)	All of the registrant's remaining interests in Portfolio Fund are in side pocket accounts and are illiquid.
(5)	Portfolio Fund has limited redemption rights by segregating its less liquid assets from the main (liquid) portfolio and created a liquidating vehicle with the intention of liquidating those assets in a reasonable manner.
(6)	Redemptions from this Portfolio Fund are limited to 25% of the registrant's interest per each redemption period.

Portfolio Valuation

The net asset value (“NAV”) of the registrant is determined by, or at the direction of, FRM Investment Management (USA) LLC (“FRM USA” or the “Adviser”) as of the close of business at the end of each fiscal period (as defined in the registrant’s Limited Liability Company Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board of Managers of the registrant (the “Board”). Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board.

Investments in the private investment funds (the “Portfolio Funds”) are recorded at fair value, generally at an amount equal to the NAV of the registrant's investments in the Portfolio Funds as determined by each Portfolio Fund's general partner or investment manager. If no such information is available or if such information is deemed to be not reflective of fair value, an estimated fair value is determined in good faith pursuant to procedures adopted by the Board. Generally, the NAVs of investments in the Portfolio Funds are determined whereby the registrant records the investment and subsequent subscriptions at its acquisition cost which represents its fair value. The investment is adjusted to reflect the registrant’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period. As of June 30, 2015, most of the investments in the Portfolio Funds were fair valued using the NAV of the Portfolio Fund. The amount of the registrant’s investments that were not fair valued using NAV of Portfolio Fund represented 0.005% of the registrant’s total fair value of investments in Portfolio Funds as of June 30, 2015.

The Portfolio Funds generally record their investments at fair value in accordance with generally accepted accounting principles in the United States (“GAAP”) or International Financial Reporting Standards. The Portfolio Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid nonmarketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from sales or other dispositions of investments by the Portfolio Funds, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid nonmarketable securities varies across the Portfolio Funds based on various factors, including the nature of their investment strategies and market forces.

Because of the inherent uncertainty of valuation of the registrant’s investments in Portfolio Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Portfolio Funds existed, and the differences could be material.

The Adviser conducts initial and ongoing due diligence monitoring of the registrant’s investments in Portfolio Funds. The due diligence process includes evaluation of the Portfolio Funds’ investment managers’ valuation policies and procedures and assessment of specific valuation matters. In addition to formal annual due diligence reviews of the Portfolio Funds’ investment managers, the Adviser conducts regular discussions with the Portfolio Funds’ investment managers, which may include discussions concerning valuation policy and valuation matters that may impact the Portfolio Funds. The Adviser is responsible for the implementation and maintenance of internal controls and procedures related to the Portfolio Funds’ valuations. The Adviser may rely upon valuations provided by the investment managers of the Portfolio Funds. The Adviser maintains an investment committee that convenes periodically to oversee the application of the registrant’s valuation policies and review various Portfolio Funds’ valuation metrics.

Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions on liquidity than the main portfolio of the Portfolio Fund. If the registrant withdraws its interest from such a Portfolio Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances where such a Portfolio Fund closes its operations, the registrant may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Portfolio Fund. The value of side pockets may fluctuate significantly. As of June 30, 2015, the registrant’s investments in side pockets and Portfolio Funds in liquidation represented 2.00% of the registrant’s Net Assets. Restrictions applicable to individual Portfolio Funds are described in detail on the registrant’s Consolidated Schedule of Investments. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the registrant, to withdraw capital.

In prior reporting periods, the registrant used a fair value hierarchy that prioritized the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gave the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy were as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the registrant has the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

In May 2015, the Financial Accounting Standards Board (“FASB”) accepted FASB update 2015-07 “Fair Value Measurement (Topic 820) – Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” This new guidance no longer requires investments for which NAV is determined based on practical expedient reliance to be reported utilizing the fair value hierarchy. Although FASB update 2015-07 (“the amendment”) is scheduled to go into effect in December 2015, early adoption is permitted for fiscal periods ending prior to that date. The registrant has elected to adopt the amendment early, and the impact of the adoption of the new standards is limited to the notes to financial statements.

The preparation of the Consolidated Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the registrant’s Consolidated Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates. The registrant complies with the authoritative guidance under GAAP for estimating the fair value of investments in Portfolio Funds that have calculated NAV in accordance with the specialized accounting guidance for investment companies. Accordingly, the registrant estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

The registrant uses authoritative guidance that permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the NAV per share for the investment. In using NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The registrant is permitted to invest in alternative investments that do not have a readily determinable fair market value, and as such, has determined that the NAV, as calculated by the reporting entity, represents the fair value of the investments.

The registrant’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for Portfolio Funds would generally be NAV as provided by the Portfolio Fund or its administrator. For each of the classes below, the fair value of the Portfolio Funds has been estimated using NAV of the Portfolio Funds.

a)	Event Driven/Relative Value Funds This class includes Portfolio Funds that invest using two primary styles: Event-Driven and Relative Value. Event-Driven strategies typically include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include distressed or special situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity, convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

b)	Hedged Long/Short Equity Funds This class includes Portfolio Funds that invest primarily in common stocks (short, long and balanced). Management of each Portfolio Fund has the ability to shift investments from value to growth strategies, from small to large capitalization stocks, and from a net long to a net short position. These Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, short sales, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives and other financial instruments and commodities within the scope of each respective operating agreement.

c)	Opportunistic Long/Short (Global) Funds This class includes Portfolio Funds that invest in all global markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. These Portfolio Funds may include global long/ short equity funds, global macro funds, and commodity pools.

d)	Opportunistic (U.S. Only) Funds This class includes Portfolio Funds that invest in domestic markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. These Portfolio Funds may include global long/short equity funds, global macro funds, and commodity pools.

Aggregate proceeds from redemptions of interests in Portfolio Funds for the registrant for the period from April 1, 2015 to June 30, 2015 were $57,338,441 and there were no aggregate purchases of interests in Portfolio Funds during the period. There were no unfunded commitments outstanding to the Portfolio Funds at June 30, 2015.

Federal Tax Cost

The cost of Portfolio Funds that are partnerships for federal income tax purposes is adjusted for items of taxable income allocated to the registrant from such Portfolio Funds. The allocated taxable income is reported to the registrant by each such Portfolio Fund on a Schedule K-1, or PFIC statement, generally as of December 31 (or in certain cases taxable income for PFICs is determined using a mark-to-market election). As a result, the aggregate cost of Portfolio Funds as of October 31, as well as the tax composition of net assets for federal income tax purposes, has been estimated by the Adviser using information from the Portfolio Funds and/or other information. The actual tax cost of investments and composition of net assets for federal income tax purposes may be different. The registrant's required distributions and tax liability for the tax year, including the period November 1, 2014 through June 30, 2015, will be determined by the net investment income or loss and net realized gain or loss for the tax year ending October 31, 2015.

At October 31, 2014, gross unrealized appreciation and depreciation of investments in the Portfolio Funds held by the registrant based on cost for federal income tax purposes were as follows:

	Attributable to investments held directly by the Company	Attributable to investments held directly by the Blocker Fund
Cost of Investments in Portfolio Funds	$236,801,690	$9,759,098

Gross Unrealized Appreciation	17,511,915	132,398
Gross Unrealized Depreciation	(538,956)	(2,752,710)
Net Unrealized Appreciation/(Depreciation)	$16,972,959	$(2,620,312)

The registrant's cost of investment in the Blocker Fund for federal income tax purposes at October 31, 2014 was $10,266,905. The cost of investments in Portfolio Funds attributable to investments held directly by the registrant shown above excludes the cost of the registrant’s investment in the Blocker Fund.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Man FRM Alternative Multi-Strategy Fund LLC

By (Signature and Title):	/s/ Matthew Stadtmauer
Matthew Stadtmauer, Principal Executive Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Matthew Stadtmauer
Matthew Stadtmauer, Principal Executive Officer

Date: August 28, 2015

By (Signature and Title):	/s/ Linzie Steinbach
Linzie Steinbach, Principal Financial Officer

Date: August 28, 2015